KINETICS MUTUAL FUNDS, INC.
The Internet Fund
The Internet Emerging Growth Fund
The Paradigm Fund
The Medical Fund
The Small Cap Opportunities Fund
(the “Funds”)

Institutional Class

Supplement dated December 6, 2005
to the Prospectus dated April 29, 2005 (As Revised June 6, 2005)

The following sentence is added after the first paragraph under the section entitled “How To Redeem Shares - Redemption Fees” on page 36:

“The redemption fee will also not be assessed to Institutional Class shares of the Funds held in an omnibus account by a financial intermediary that are redeemed for rebalancing under an asset allocation model.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE